SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C.  20549


                            FORM 8 KSB

                           CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


                           June 15, 1998
                          (Date of Report)


                        CNH Holdings Company
        (Exact name of registrant as specified in its charter)


                                Nevada
         (State or other jurisdiction of incorporation)


          0 17304                       11    2867201
 (Commission File Number)   (IRS Employer Identification Number)


                P.O. Box 832, Kilgore, Texas 75663
   (Address of principal executive offices including zip code)


                        (903) 984 6425
        (Registrant's telephone number including area code)


           17659 Sun Meadow Drive, Dallas, Texas 75252
     (Former name or former address, if changed since last report)


Item 1.  Change in Control of Registrant.

On   June 15, 1998, CNH Holdings Company, a Nevada corporation
(the Company), entered into a reorganization agreement (the Reorganization Agreement) with Southport Environmental and Development, Inc., a Nevada corporation (SEDI), and the shareholders of SEDI pursuant to which the Company acquired all of the outstanding proprietary interest of SEDI in a share for share exchange which resulted in SEDI becoming a wholly owned subsidiary of the Company and the shareholders of SEDI acquiring control of the Company through their share ownership. The Company issued 6,000,000 common shares and 200,000 shares of the Class A: 10% Dividend Bearing Preferred Stock of the Company. Pursuant to the Reorganization Agreement, the existing director, Mr. Paul M. Lionti, resigned and the Company appointed Messrs. Larry V. Tate, Gerald Pybas, H. Paul Estey, E. Robert Barbee and Terry McFarland as directors. Mr. Tate was then appointed CEO, Mr. Pybas President, and Ms. Helen Wallace Treasurer. Mr. Mark S. Pierce remains as Secretary.

Southport owns and/or operates working and other interests in oil and gas properties in east Texas and also has a 1/3rd interest in NSG, a joint venture involved in the remediation of normally occurring readioactive materials along the gulf coast of Texas and Louisiana.

The Company, also effective June 15, 1998, entered into a recision agreement with DRC, Inc., and GNC Corporation whereby the Company and these entities rescinded their previous purchase agreement due to the failure of GNC to comply with the terms and provisions of the purchase agreement. Each of the parties bore their own costs and expenses and released one another from any and all liabilities.

Item 2.  Acquisition or Disposition of Assets:  See Item 1, above.

Item 3.  Bankruptcy or Receivership:  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant:  Not
Applicable.

Item. 5.  Other Events:  None.

Item 6.  Resignation of Registrant's Directors:  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits:  Not Applicable.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CNH HOLDINGS COMPANY
(Registrant)



By: /s/ Paul M. Lionti
       Paul M. Lionti, Chief Executive Officer


Date: June 15, 1998
                            EXHIBITS

Exhibit 1.  Agreement of Purchase

Exhibit 2.  Series A Preferred Stock

Exhibit 3.  Recission Agreement


                         EXHIBIT No. 1


                      AGREEMENT OF PURCHASE

This plan and agreement of purchase (Plan) has been adopted as a reorganization under Section 368(b) of the Internal Revenue Code and has been entered into in Dallas, Texas, this 15th day of June, 1998 (Closing Date), between CNH Holdings, Inc., a Nevada corporation sometimes referred to in this Agreement as either the Purchaser or CNH, Southport Environmental and Development, Inc., a Texas corporation sometimes referred to in this Agreement as either the Acquired Corporation or SEDI and the shareholders of the Acquired Corporation, all of whom are sometimes collectively referred to in this Agreement as the Shareholders.

The Purchaser hereby acquires from the Shareholders all of issued and outstanding capital stock of the Acquired Corporation in exchange solely for shares of voting stock of the Purchaser. Under this Plan, the Acquired Corporation has become a wholly owned subsidiary of CNH.

                            ARTICLE I
                EXCHANGE OF VOTING CAPITAL STOCK

1.01. Transfer and Delivery of SEDI Shares. Shareholders hereby transfer and deliver to Purchaser certificates evidencing all of the issued and outstanding capital stock of SEDI duly endorsed in blank so as to result in transfer upon delivery.

1.02. Issuance and Delivery of CNH Shares. In exchange for the transfer by Shareholders to Purchaser of all of the issued and outstanding Acquired Corporation capital shares hereunder, Purchaser has (I) issued and delivered to Shareholders 6,000,000 restricted common shares of CNH (the CNH Shares), and (ii) 200,000 shares of Class A Preferred Stock.

                           ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND ACQUIRED
CORPORATION

2.01. Organization and Standing. SEDI is a corporation duly organized, validly existing and in good standing under the laws of Texas, with all corporate powers to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of SEDI delivered to Purchaser herewith are complete and accurate as of the Closing Date. SEDI is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located or is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

2.02. Balance Sheet. A balance sheet and related statements of operations, cash flows and equity dated as of and for the three year or lesser period, if inception occurred within three years, ended December 31, 1997 (Balance Sheet), shall forthwith be delivered. The Purchaser and SEDI shall cause the delivery of these financial statements (i) audited in accordance with Generally Accepted Auditing Standards, (ii) prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis and fairly presenting the financial position of SEDI and
(iii) complying with Regulation S X and Form 8 KSB within 75 days after the Closing Date.

2.03. Capitalization. SEDI has an outstanding capitalization which is all in the hands of the Shareholders, all of which are fully paid and non assessable. There are no outstanding subscriptions, options, contracts, commitments or demands relating to the capital stock of SEDI or any other agreements of any character under which SEDI or the Shareholders would be obligated to issue or purchase shares of its capital stock.

2.04. Title to Assets. Acquired Corporation has good and marketable title to all of its assets, all as set forth in the Balance Sheet, none of which are subject to any mortgage, pledge, lien, charge, security interest, encumbrance or restriction whatsoever except those that: (a) are disclosed on the Balance Sheet and/or the footnotes thereto or (b) do not materially and adversely affect the use of the asset. Further, the assets of SEDI are in good condition and repair, except for reasonable wear and tear.

2.05. Schedule of Assets. Acquired Corporation shall forthwith deliver to Purchaser a separate schedule of assets, specifically referring to this paragraph, containing, as of the Closing Date, a true and complete: (a) legal description of all real property owned by SEDI and any real property in which SEDI has a leasehold interest, including working interests, (b) list of all capitalized machinery, tools, and equipment of SEDI that sets forth any liens, claims, encumbrances, charges, restrictions, covenants and conditions concerning the listed items, (c) list of all machinery, tools, and equipment in which SEDI has a leasehold interest, with a description of each interest, (d) list of all patents, patent licenses, trademarks, trademark registrations, trade names, copyrights and copyright registrations owned by SEDI, and (f) list of all interests in subsidiaries and/or joint ventures, including, without limitation, NSG.

2.06. Liabilities. Except as set forth in the Balance Sheet, SEDI presently has no outstanding indebtedness other than liabilities incurred in the ordinary course of business or in connection with the Plan. SEDI is not in default with respect to any terms or conditions of any indebtedness. Further, SEDI has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against SEDI.

2.07. Litigation. SEDI is not a party to, nor has it been threatened with, any litigation or governmental proceeding that, if decided adversely to it, would have a material and adverse effect on the Plan, or on the financial condition, net worth, prospects or business of SEDI. To the best of the Acquired Corporation's knowledge, it is not aware of any facts that might result in any action, suit or other proceeding that would result in any material and adverse change in the business or financial condition of SEDI.

2.08. Compliance with Law and Instruments. The business and operations of SEDI are not infringing on or otherwise acting adversely to any copyrights, trademark rights, patent rights or licenses owned by any other person, and there is not any pending claim or threatened action with respect to such rights. SEDI is not obligated to make any payments in the form of royalties, fees or otherwise to any owner of any patent, trademark, trade name or copyright.

2.09. Contractual Obligations. SEDI is not a party to or bound by any written or oral: (a) contract not made in the ordinary course of business, (b) contract with any labor union other than in the ordinary course of business, (c) bonus, pension, profit sharing, retirement, stock option, hospitalization, group insurance or similar plan providing employee benefits other than in the ordinary course of business, (d) any real or personal property lease other than in the ordinary course of business, (e) advertising contract or contract for public relations services other than in the ordinary course of business, (f) purchase, supply or service contracts in excess of $10,000 each or in the aggregate of $100,000 for all such contracts other than in the ordinary course of business, (g) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt or any other agreement subjecting any of the assets or properties of SEDI to a lien, encumbrance or other restriction other than in the ordinary course of business, (h) term contract continuing for a period of more than one year that is not terminable at will without liability to SEDI or its successors other than in the ordinary course of business, or (i) a contract that contains a predetermination of price or similar type of provision, or which provides for a fixed price for goods or services sold. SEDI has performed all obligations required to be performed by it to the Closing Date and is not in material default under any of the contracts, leases or other arrangements by which it is bound. None of the parties with whom SEDI has contractual arrangements are in default of their obligations.

2.10. Changes in Compensation. Since the date of the Balance sheet, SEDI has not granted any general pay increase to employees or changed the rate of compensation, commission or bonus payable to any officer, employee, director, agent or stockholder other than in the normal course of business.

2.11. Records. All of the account books, minute books, stock certificate books and stock transfer ledgers of SEDI are complete and accurate.

2.12. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of SEDI and Shareholders in accordance with its terms. No provision of the articles of incorporation, bylaws, minutes, share certificates or contracts prevents SEDI and Shareholders from delivering its shares of common stock in the manner contemplated under the Plan.

2.13.  Taxes.   SEDI has filed all income tax returns and, in each
jurisdiction where qualified or incorporated, all income tax and franchise tax returns that are required to be filed. SEDI has paid all taxes as shown on the returns as have become due, and has paid all assessments received that have become due.

2.14. Brokers. All negotiations on the part of Acquired Corporation and Shareholders related to the Plan have been accomplished solely by Acquired Corporation and Shareholders without the assistance of any person employed as a broker or finder. Acquired Corporation and Shareholder have done nothing to give rise to any valid claims for a broker's commission, finder's fee or any similar charge.

2.15. Full Disclosure. As of the Closing Date, SEDI and Shareholders have disclosed all events, conditions and facts materially affecting the business and prospects of SEDI. Shareholders and SEDI have not withed knowledge of any event, condition or fact that they have reasonable grounds to know may materially affect the business and prospects of SEDI. None of the representations and warranties made by Shareholders or SEDI in this Agreement or in any other instrument furnished to Purchaser contains any untrue statement of a material fact, or fails to state a material fact.

                          ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.01. Organization and Standing. CNH is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with corporate powers to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of CNH delivered to Shareholders and SEDI herewith are complete and accurate as of the Closing Date. CNH is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located or is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

3.02.  Subsidiaries.  CNH has no subsidiaries.

3.03. Capitalization. CNH has an authorized capitalization consisting of 10,000,000 common shares, $.001 par value per share, and 1,000,000 preferred shares, $.01 par value per share. As of the Closing Date, the number of common shares outstanding is as set forth in the Form 10 QSB as of and for the nine month period ended December 31, 1997, and, as of the Closing Date, no preferred shares are issued and outstanding, all of which issued and outstanding shares are fully paid and non assessable. There are no outstanding warrants, options, contracts, calls, commitments or demands relating to the unissued securities of CNH, other than as required herein.

3.04. Due Delivery. The CNH Shares issued to Shareholders have been validly authorized and issued and are fully paid and non assessable. No CNH shareholder has any preemptive right of subscription or purchase with respect to these shares.

3.05. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of CNH in accordance with its terms. No provision of the articles of incorporation, bylaws, minutes, share certificates or contracts prevents CNH from delivering its shares of common stock in the manner contemplated under the Plan.

3.06. Brokers. All negotiations on the part of CNH related to the Plan have been accomplished solely by CNH without the assistance of any person employed as a broker or finder. CNH has done nothing to give rise to any valid claims for a broker's commission, finder's fee or any similar charge.

3.07. Full Disclosure. As of the Closing Date, CNH has disclosed all events, conditions and facts materially affecting the business and prospects of CNH, and CNH has not withed knowledge of any event, condition or fact that it has reasonable grounds to know may materially affect the business and prospects of CNH. None of the representations and warranties made by CNH in this Agreement or in any other instrument furnished to Shareholders or SEDI contains any untrue statement of a material fact, or fails to state a material fact.

                          ARTICLE IV
            SURVIVAL OF WARRANTIES AND WARRANTIES

4.01. Nature and Survival of Representations and Warranties. All statements of fact contained in this Agreement or in any memorandum, certificate, letter, document or other instrument delivered by or on behalf of any of the parties hereto to any other party pursuant to this Agreement shall be deemed representations and warranties made by the delivering party to the other parties under this Agreement. The covenants, representations and warranties of the parties shall survive the Closing Date for a period of one year, and then they shall lapse and be of no further effect.

4.02. Expenses. The parties to this Agreement shall pay their own expenses incurred hereunder and in regards of the transactions contemplated hereby, including, but not limited to, all fees and expenses of their respective counsel and accountants.

                            ARTICLE V
                COMPLIANCE WITH SECURITIES LAWS

5.01. Acknowledgments of Shareholders. Shareholders acknowledge, understand and agree that: (a) The certificates representing the CNH Shares will bear a legend restricting transfer in accordance with the exemption from registration under the Securities Act of 1933, as amended. (b) The CNH Shares have not been registered under the Securities Act of 1933, as amended, or any applicable state law (collectively, the Securities Act); further, the CNH Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act; and, further, the legal consequences of the foregoing mean that Shareholders must bear the economic risk of the investment in the CNH Shares for the requisite period of time. (c) No federal or state agency has made any finding or determination as to the fairness of an investment in CNH, or any recommendation or endorsement of this investment.

5.02. Further Representations and Warranties of Shareholders. Shareholders each individually represent and warrant to CNH as follows: (a) I have the financial ability to bear the economic risks of my investment, have adequate means of providing for my current needs and personal contingencies, and have no need for liquidity in this investment; and, further, I have evaluated the high risks of investing in CNH and have such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that I am capable of evaluating the merits and risks of any investment in the CNH Shares. (b) I have been given the opportunity to ask questions of and receive answers from CNH concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information I desired in order to evaluate my investment, and in evaluating the suitability of this investment I have not relied upon any representations or other information (whether oral or written), other than that furnished to me by CNH or its representatives; further, I have had the opportunity to discuss with my professional, legal, tax and financial advisers the suitability of an investment in the CNH Shares for my particular tax and financial situation; and, further, in making the decision to purchase the CNH Shares, I have relied solely upon independent investigations made by me or on my behalf.
(c) I am acquiring the CNH Shares solely for my own personal account, for investment purposes only, and am not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

                           ARTICLE VI
                          MISCELLANEOUS

6.01. Amendments. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the Presidents of SEDI and CNH and by the Shareholders.

6.02.  Waiver.  The Shareholders, SEDI and/or CNH may, in writing,
(a) extend the time for performance of any of the obligations of any other party to this Agreement, (b) waive any inaccuracies or misrepresentations contained in this Agreement or any document delivered pursuant to this Agreement by any other party and/or (c) waive compliance with any of the covenants, or performance of any obligations, contained in this Agreement by any other party.

6.03. Assignment. (a) Neither this Agreement nor any right created hereby shall be assignable by any party without the prior written consent of the other parties, except by the laws of succession. (b) Except as limited by subparagraph (a), this Agreement shall be binding on and inure to the benefit of the
respective successors and assigns of the parties.    Nothing in
this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their permitted successors, any rights or remedies under this Agreement.

6.04. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the U.S. mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed as follows: (a) in case of SEDI and the Shareholders: P.O. Box 832, Kilgore, Texas 75663; FAX: (903) 984 8296; and (b) in case of CNH: 1999 Broadway,
Ste. 3235, Denver, CO 80202; FAX (303) 292 2882.

6.05. Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.06. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. It may be executed in any number of counterparts, but the aggregate of such counterparts constitute only one and the same instrument.

6.07. Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if it never contained any such invalid, illegal or unenforceable provisions.

6.08. Controlling Law. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Texas.

6.09. Attorney's Fees. If any action at law or in equity, including any action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this paragraph or may be enforced in a separate action brought for determining attorney's fees.

6.10. Specific Performance. The parties declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of any other parties' failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

Purchaser: CNH Holdings, Inc.:

By: /s/ Paul M. Lionti
       Paul M. Lionti, President

Acquired Corporation: Southport Environmental and Development,
Inc.:

By: /s/ Larry V. Tate
     Larry V. Tate, President

Shareholders:

/s/ Larry V. Tate
    Larry V. Tate


s/ Gerald Pybas
   Gerald Pybas




                         EXHIBIT No. 2

        SERIES A: 10% DIVIDEND BEARING PREFERRED STOCK

              CERTIFICATE SETTING FORTH RESOLUTIONS

    BY THE BOARD OF DIRECTORS FOR CNH HOLDINGS COMPANY, INC.
          (Pursuant to the Nevada Corporation Code)

We, the undersigned, as the President and Secretary of CNH Holdings Company, Inc., a Nevada corporation, the Articles of Incorporation of which are on file in the office of the Secretary of State for the State of Nevada DO EACH HEREBY CERTIFY AND VERIFY: that the Board of Directors of CNH Holdings Company, Inc., in accordance with said articles and pursuant to the laws of the State of Nevada, duly adopted on June 15, 1998, the preambles and resolutions attached hereto.

IN WITNESS WHEREOF: We have set our hands and the corporate seal this 15th day of June, 1998.


CNH HOLDINGS COMPANY, INC.


By: /s/ Paul M. Lionti
    Paul M. Lionti, President          [SEAL]



Attest: /s/ Mark S. Pierce
        Mark S. Pierce, Secretary

          UNANIMOUS CONSENT IN LIEU OF SPECIAL MEETING

                        BOARD OF DIRECTORS
                                FOR
                    CNH HOLDINGS COMPANY, INC.
                           (June 15, 1998)

Pursuant to the provisions of the Nevada Corporation Code which provide that action required or permitted by said code to be taken at a meeting of the board of directors of a corporation may be taken without a meeting with the same force and effect as a unanimous vote of said board if the action is (I) evidenced by one or more written consents describing the action taken, (ii) signed by each director and (iii) delivered to the secretary of the corporation for filing with the corporate records the undersigned, being the sole members of the board of directors of CNH Holdings Company, Inc., (the Board of Directors and the Company, respectively), do hereby waive any and all notice which may be required to be given with respect to a meeting of the Board of Directors and do hereby take, ratify, confirm and approve the following action this 15th day of June, 1998.

WHEREAS, the Company has been presented with an opportunity to acquire as a wholly owned subsidiary Southport Environmental and Development, Inc. a Texas corporation (Southport); WHEREAS, the Company has been presented with a proposed Plan and Agreement of Purchase (the Southport Purchase Agreement) by and between the Company, Southport and the shareholders (Shareholders) of Southport; WHEREAS, the Southport Purchase Agreement requires the delivery to the Shareholders of 6,000,000 shares of the common stock of the Company and 200,000 shares of a series of preferred stock in order to consummate said agreement; WHEREAS, the execution and delivery of, and performance under, the Southport Purchase Agreement and the delivery of the common and preferred shares thereunder is in the best interests of the Company; WHEREAS, the Articles of Incorporation governing the Company (the Articles of Incorporation) permit the issuance of preferred shares in series with such designations, preferences and relative participating option or other rights and qualifications, limitations and restrictions as may be fixed by the Board of Directors, including, without limitation, the rate of dividends and redemption and conversion prices, all of which are to be determined after giving consideration to the financial and general condition of the Company and to the condition of the securities' markets, if any, existing at the time of issuance; and WHEREAS, the directors deem it advisable to establish and issue a new series of preferred stock at this time to accomplish the consummation of the Southport Purchase Agreement and have carefully investigated the financial and general condition of the Company and the relation of the condition of the Company to the condition of the securities markets, and have determined that it is in the best interests of the Company to establish a new series of preferred stock to be denominated Series
A: Voting, Convertible Preferred Stock with the attributes set forth in this resolution and to forthwith deliver a certificate evidencing the same to the Shareholders:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors authorizes Corporate Stock Transfer to issue 6,000,000 restricted common shares of the Company to the Shareholders in partial consummation of the Southport Purchase Agreement; RESOLVED, that Mr. Mark S. Pierce shall instruct Corporate Stock Transfer in the number and name of the Shareholders to whom the aforesaid shares shall be issued; RESOLVED, that the Board of Directors hereby authorizes the Company to issue for the purpose of consummating the Southport Purchase Agreement Two Hundred Thousand (200,000) shares of its Series A: 10% Dividend Bearing Preferred Stock at a price of $20 per share, which series shall have the following features: (a) Dividends the series shall pay a dividend of 10% per annum computed and accrued quarterly in arrears, to be declared and paid only when the Board of Directors deems such to be in the best interests of the Company; (b) Conversion the series shall not be convertible into any other securities of the Company; (c) Redemption neither the Company nor any one else shall have any right to redeem the shares of this series at any time; (d) Liquidation Preference the holders of the series shall be entitled to a liquidation preference over any existing or subsequently established class or series of outstanding stock of the Company in the amount of $20 per share plus all accrued and unpaid dividends;
(e) Sinking Fund the holders of this series shall not be entitled to the establishment of any sinking fund for the purpose or retiring the shares of the series or for any other purpose; (f) Voting Rights the series shall have no voting rights other than those provided under Nevada law; (g) Additional Provision the series shall be issued, upon compliance with the laws of the State of Nevada, in accordance with those terms set forth on Exhibit A hereto, which is specifically incorporated herein by this reference and adopted as the act of the Company; RESOLVED FURTHER that the President and the Secretary are hereby authorized and directed to cause to be filed under corporate seal such certificates as shall be requisite to the end that the stock shall be issued and delivered to the Shareholders as aforesaid; and RESOLVED FINALLY that the President be, and he hereby is, authorized to (i) effectuate, to the extent necessary and appropriate, those actions taken hereby, (ii) issue a certificate or certificates for the shares, (iii) prepare a form of certificate for the shares in accordance with the above resolutions and (iv) provide for filing all necessary documentation with the Secretary of State for the State of Nevada, applicable state securities authorities and the United States Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned, being the sole member of the Board of Directors, have hereunto set their hands effective as of the date first specified above.

/s/ Paul M. Lionti
Paul M. Lionti, Director


                               EXHIBIT A

    SERIES A: 10% DIVIDEND BEARING PREFERRED STOCK PROVISIONS

The Series A 10% Dividend Bearing Preferred Stock (the Preferred Stock or the Series A Preferred Stock) shall consist of one (1) series of Two Hundred Thousand (200,000) shares of the preferred stock of CNH Holdings Company, Inc., (the Company), with each share to be identical to every other in all respects. The following sets forth the provisions of the Series A Preferred Stock.

Part 1: Dividends: The holders of the issued and outstanding Preferred Stock shall be entitled to receive quarterly in arrears, as and when declared by the Board of Directors, dividends amounting to 10% of the liquidation value on the Preferred Stock. If a dividend is not paid, it shall accrue and be compounded into the liquidation value of the Preferred Stock.

Part 2: Conversion: The holders of the Preferred Stock shall have no conversion rights.

Part 3: Redemption: No one, including the Company, shall be entitled to redeem the Preferred Stock under any circumstances at any time.

Part 4: Liquidation: The Preferred Stock shall not entitled to preferential liquidation rights over any other class or series of stock previously or which may subsequently be issued by the Company in the amount of $20, plus accrued and unpaid dividends.

Part 5: Sinking Fund: The Preferred Stock shall not be entitled to the establishment of any sinking fund for any purpose.

Part 6: Voting Rights: The Preferred Stock shall have no voting rights.

Part 7: Additional Provisions: The Preferred Stock may not be subordinated in any respect to the terms and provisions of the Common Stock and to the terms and provisions of any other series of the outstanding preferred stock of the Company which may be issued and become outstanding subsequent to the Preferred Stock.


                           EXHIBIT No. 3:

                          RECISION AGREEMENT

THIS AGREEMENT, made and entered into this 15th day of June, 1998, to be effective as of the 9th day of December, 1997, by and between CNH Holdings, Inc., a Nevada corporation (CNH), DRC, Inc., a Nevada corporation (DRC), and GNC Corporation, a Nevada corporation (GNC),

                           WITNESSETH:

WHEREAS, CNH, DRC and GNC were each previously involved in certain transactions that were consummated on December 9, 1997, under an Agreement of Purchase (the Purchase Agreement) pursuant to which CNH acquired all of the outstanding proprietary interest of GNC from DRC (the GNC Shares) in exchange for 2,500,000 common shares of CNH (the CNH Shares); WHEREAS, said transactions have given rise to a right of recision of the Purchase Agreement between CNH, DRC and GNC under the Securities Act of 1933, as amended (the Securities Act), which allows for the return of the GNC and CNH Shares to their original owners prior to the execution and delivery of the Purchase Agreement; WHEREAS, the parties have agreed to compromise their claims against one another hereunder; and WHEREAS, the transactions set forth herein are in the respective best interests of CNH, DRC and GNC; NOW, THEREFORE, based upon the above and foregoing premises, and such other and further consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                            ARTICLE I
                           RESCISSION

1.1. Rescission. CNH hereby rescinds the Purchase Agreement and its purchase of the GNC Shares from DRC and GNC effective December 9, 1997. DRC and GNC hereby accept the surrender of the GNC Shares to them effective December 9, 1997. DRC and GNC hereby rescind the Purchase Agreement and their purchase of the CNH Shares from CNH effective December 9, 1997. CNH hereby accepts the surrender of the CNH Shares to it effective December 9, 1997. CNH, GNC and DRC shall forthwith execute any and all additional documents as may be reasonably requested by any other party hereto to provide for the effective transfer of the shares being surrendered hereunder.

1.2. Mutual General Releases between CNH, DRC and GNC. Upon execution and delivery hereof, CNH, DRC and GNC (for themselves and their successors and assigns) do each forever acquit, remise, release and forever discharge each other and their respective directors, officers, employees, shareholders, servants, agents, successors, affiliates and assigns from and against any and all claims, demands, rights and causes of action of any kind or nature whatsoever, whether now known or which may subsequently accrue, and whether such relates to the Purchase Agreement, the purchase of the CNH and GNC Shares or otherwise.

                            ARTICLE II
            REPRESENTATIONS, WARRANTIES AND DISCLAIMER

2.1. Representations and Warranties of CNH. CNH hereby represents and warrants to DRC and GNC as follows:

a. All necessary action has been taken to make this Agreement a legal, valid and binding obligation of CNH enforceable in accordance with its terms and conditions. b. The execution and delivery of this Agreement and the performance by CNH of its obligations hereunder will not result in any material breach or violation of or material default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule, regulation, statute, order or decree of any kind to which CNH is a party.

2.2. Representations and Warranties of DRC and GNC. DRC and GNC each represent and warrant, jointly and severally, to CNH as follows:

a. All necessary action has been taken to make this Agreement a legal, valid and binding obligation of DRC and GNC enforceable in accordance with its terms and conditions. b. The execution and delivery of this Agreement, and the performance by DRC and GNC of their respective obligations hereunder will not result in any material breach or violation of or material default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule, regulation, statute, order or decree of any kind to which DRC and GNC is or are a party.

                           ARTICLE III
                            INDEMNITY

CNH, DRC and GNC shall each indemnify, save, defend and hold every other party hereto harmless from and against any and all damage, loss, cost or expense (including reasonable attorneys' fees) arising from any breach of this Agreement caused by any breach of any representation or warranty or failure in covenant on its part set forth herein or the untruth or inaccuracy thereof. CNH, DRC and GNC shall, jointly and severally and at their own expense, defend every other party hereto from and against any and all claims resulting hereunder from its own act or omission with counsel reasonably satisfactory to the other party or parties; provided, however, that the defending party or parties shall allow the non-defending party or parties to participate in any such action to the extent such participation is reasonable and the defending party or parties deems it appropriate; provided, further, that the defending party or parties shall not agree to the settlement of any such action without the prior written consent of the non-defending party or parties, which consent shall not be unreasonably withheld.

                            ARTICLE IV
                            MISCELLANEOUS

4.1. Entire Agreement; Modification. This Agreement sets forth and constitutes the entire agreement between the parties hereto with respect to transactions set forth herein, and supersedes any and all prior agreements, understandings, promises, and representations made by any party to any other party concerning the subject matter hereof and the terms applicable thereto. This Agreement may not be released, discharged, amended or modified in any manner except by an instrument in writing signed by duly authorized representatives of the parties hereto.

4.2. Governing Law. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of Nevada.

4.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

CNH HOLDINGS, INC.

By: /s/Authorized Representative

DRC, INC.

By:   /s/Authorized Representative

GNC CORPORATION

By:   /s/Authorized Representative